                                                           ACTIVE ALLOCATION FUND
                                               Class Y Share Certificate (8-1/2" x 11")

I.       FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]
                                                 (upper right corner)  [share certificate no.] XX-000000
                                                 (upper right box, CLASS Y SHARES below cert. no.)
                                                 (centered below boxes)

                                                        ACTIVE ALLOCATION FUND
                                                    A MASSACHUSETTS BUSINESS TRUST
                                               A SERIES OF OPPENHEIMER PORTFOLIO SERIES

(at left)  THIS IS TO CERTIFY THAT                            (at right) SEE REVERSE FOR
                                                                       CERTAIN DEFINITIONS
                                                              (box with number) CUSIP

(at left)  is the owner of

                                      (centered) FULLY PAID CLASS Y SHARES OF BENEFICIAL INTEREST

                                                        ACTIVE ALLOCATION FUND
                                               A SERIES OF OPPENHEIMER PORTFOLIO SERIES

         (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund By the  holder  hereof  in person or by duly authorized  attorney,  upon surrender of this  certificate  properly  endorsed.  This  certificate and the shares  represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal) Dated:                                               (at right of seal)

(signature)                                                            (signature)

/s/ Brian W. Wixted                                                    /s/ Robert G. Zack
_______________________                                       ___________________
TREASURER                                                              SECRETARY

                                                         (centered at bottom)
                                                    1-1/2" diameter facsimile seal
                                                              with legend

                                                        ACTIVE ALLOCATION FUND
                                               A SERIES OF OPPENHEIMER PORTFOLIO SERIES
                                                                 SEAL
                                                                 2004
                                                     COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                                     Denver (CO.) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

         The following abbreviations,  when used in the inscription on the face of this certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC -       as joint tenants with
                                    rights of suvivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT -                         Custodian
                                                     (Cust)                             (Minor)

                                            UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  Y Shares of beneficial interest  represented by the within  certificate,  and do hereby  irrevocably  constitute  and  appoint  ___________________________  Attorney  to  transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                            Signed: __________________________

                                                     ___________________________________
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:         _____________________________
                                                                       Signature of
                                                                       Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must correspond
vertically to right                 correspond with the name(s) as written upon the face of the
of above paragraph                  certificate in every particular without alteration or enlargement or any change whatever.

(text printed in                    Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark OppenheimerFunds when viewed at an angle.  It is invalid without this "four hands" watermark: logotype

                                               THIS SPACE MUST NOT BE COVERED IN ANY WAY